UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 9, 2008

                          FIRST MONTAUK FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)




                         COMMISSION FILE NUMBER: 0-6729

           NEW JERSEY                                           22-1737915
           ----------                                           ----------
   (State or other jurisdiction                             (I.R.S. Employer
 of incorporation or organization)                         Identification No.)

                            Parkway 109 Office Center
                             328 Newman Springs Road
                               Red Bank, NJ 07701
              (Address and zip code of principal executive offices)

                                 (732) 842-4700
               (Registrant's telephone number, including area code


CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:


      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 1.01     Entry into a Material Definitive Agreement

            On July 9, 2008, First Montauk Financial Corp. (the "Registrant") and its wholly-owned broker-dealer subsidiary, First Montauk Securities Corp. ("FMSC" and together with the Registrant, "First Montauk") signed a definitive asset purchase agreement (the "Purchase Agreement") with First Allied Securities, Inc., an Advanced Equities Financial Corp. company ("Buyer"), providing for the sale of certain assets of First Montauk to Buyer.

            Under the Purchase Agreement, First Montauk's independent registered representatives will be given the opportunity to join Buyer, and Buyer will acquire the right to service the customer accounts of those registered representatives that join Buyer. The aggregate purchase price for the purchased assets ("Purchase Price") is equal to 30% of the aggregate commission and fee income for the trailing twelve (12) month period ended on June 30, 2008 (the "Production") which was generated by the Closing Date Representatives and credited to the Closing Date Representatives for the purpose of computing their commission payout. The term "Closing Date Representative" means any and all registered representatives currently affiliated with FMSC, and (i) any registered representative who is accepted by Buyer to join Buyer and who becomes licensed with (or otherwise engaged by) Buyer prior to or upon the closing of the transactions contemplated by the Purchase Agreement and have not voluntarily resigned or terminated their relationship with Buyer prior to the Second Payment Date (as defined below) of the Purchase Price, or (ii) any registered representative who becomes licensed and affiliated with buyer or any affiliate of Buyer after the date of execution of the Purchase Agreement and prior to the closing date and has not been terminated for cause or voluntarily resigned or terminated his or her relationship with Buyer prior to the second payment date of the Purchase Price; provided that Buyer did not take or fail to take any action (including reducing his or her commission payout rate) which directly caused or resulted in the resignation or termination of the Closing Date Representative with Buyer.

            The Purchase Price will be payable in several parts as follows: (1) Within two business days of execution of the Purchase Agreement, Buyer will pay $250,000 to First Montauk; (2) On the closing date, Buyer will pay an amount equal to the outstanding balance, including principal and interest through the closing date, due under a secured convertible promissory note, dated December 7, 2007 (the "Note") made by the Registrant in favor of an affiliate of Buyer, by cancelling the Note and applying the sums due thereunder towards the Purchase Price; (3) On the 30th day following the closing date, Buyer will pay an amount equal to the lesser of $2,000,000 or the balance of the Purchase Price; and (4) On the 90th day (but in no event earlier than January 15, 2009) after the closing date, Buyer will pay the balance of the Purchase Price, if any. The total value of the transaction is dependent on the amount of commissions and fee income to be acquired by Buyer. First Montauk's current annual commissions and fee income is estimated at $24 million.

            The Purchase Agreement is subject to usual and customary conditions for transactions of this nature, including, among other things, the approval and adoption of the Purchase Agreement and the transactions contemplated by it by the shareholders of the Registrant, the regulatory consent of the Financial Industry Regulatory Authority, the acceptance and transfer of customer accounts accepted by Buyer to Buyer's clearing firm, and that the estimated aggregate Production of the Closing Date Representatives is greater than $12,250,000. The Purchase Agreement also contains customary representations, warranties, covenants and indemnities for breach.

            The parties expect that the Registrant will file a proxy statement for shareholders with the Securities and Exchange Commission in the next few weeks and the transaction, subject to the conditions set forth in the Purchase Agreement, is expected to close by the end of the year, however, as a result of the foregoing uncertainties, there can be no assurances that the transaction will be completed. If the closing is not consummated by December 31, 2008, the parties have the option to terminate the Purchase Agreement and not consummate the transaction.

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

            The Purchase Agreement provides that in the event First Montauk is not in breach of any representation or warranty and has performed or observed in all material respects the covenants and agreements to be performed or observed by it and First Montauk terminates the Purchase Agreement because Buyer is in breach of the Purchase Agreement and which breach has not been cured within 20 days after giving of written notice, then $500,000 of the Note and interest thereon will be forgiven and the maturity date of the Note with respect to the remaining outstanding principal amount of the Note will be extended from December 31, 2008 to December 31, 2009.

            In the event that Buyer is not in breach of any representation or warranty and has performed or observed in all material respects the covenants and agreements to be performed or observed by it and Buyer terminates the Purchase Agreement because First Montauk is in breach of the Purchase Agreement which breach has not been cured within 20 days after the giving of written notice, or because at any time prior to approval by the shareholders of the Registrant, the Board of Directors of the Registrant acts or fails to act in a manner consistent with the oompleting the transaction with the Buyer, then First Montauk will pay Buyer a termination fee equal to $250,000 plus the amount of certain expenses incurred by Buyer related to a transition meeting up to maximum of $100,000.

            In the event that either party terminates under certain other circumstances, the Registrant agrees that the Note shall become due and payable on the later of 30 days thereafter or December 31, 2008. In the event of such termination by either party other than due to a breach by Buyer, First Montauk shall refund the Prepayment Amount to Buyer.

            The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as
            Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

            This material is not a substitute for the proxy statement that the Registrant will file with the Securities and Exchange Commission ("SEC"). Investors are urged to read the document when it is available because it will contain important information. The proxy statement with other important documents to be filed by the Registrant will be available free of charge at the SEC's website, www.sec.gov or from the Registrant. The Registrant's directors and certain other executive officers may be considered participants in the solicitation of proxies in connection with the Purchase Agreement. Information concerning the Registrant's directors and executive officers can be found in the documents filed by the Registrant with the SEC. As shareholders of the Registrant, certain directors and executive officers of the Registrant may have direct or indirect interest in Rhe transactions contemplated by the Purchase Agreement. Additional information about the participants will be contained in the proxy statement.

Item 7.01
              Regulation FD Disclosure

              On July 14, 2008, the Registrant issued a press release regarding certain of the matters described in this Current Report. A copy of the press release is attached as Exhibit 99.1. Exhibit 99.1 is being "furnished" and shall not be deemed "filed" for purposes of
              Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.


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

Item 9.01
              Financial Statements and Exhibits.

    (d)        Exhibit        Exhibit Title or Description
               Number
                10.1 Asset Purchase Agreement, dated as of July 9, 2008, by and among First Allied Securities, Inc., First Montauk Securities Corp. and First Montauk Financial Corp.
                99.1        Press Release, dated July 14, 2008


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         FIRST MONTAUK FINANCIAL CORP.

                                         By: /s/ Victor K. Kurylak
                                         --------------------------------------
                                         Name:  Victor K. Kurylak
                                         Title: Chief Executive Officer
                                         Date:  July 14, 2008


                                               EXHIBIT INDEX

     Exhibit       Description
     Number

      10.1 Asset Purchase Agreement, dated as of July 9, 2008, by and among First Allied Securities, Inc., First Montauk Securities Corp. and First Montauk Financial Corp.
      99.1         Press Release dated July 14, 2008













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